Party-in-Interest Transactions	12 Months Ended
Dec. 31, 2025
EBP 015
EBP, Related Party and Party-in-Interest Transactions [Line Items]
Party-in-Interest Transactions	Party-in-Interest Transactions
Certain legal, accounting and administrative expenses are paid by the Company. The Plan also invests in the common stock of the Company. John Hancock Retirement Plan Services ("John Hancock") and Fidelity Investments ("Fidelity") provided certain administrative services to the Plan pursuant to service agreements between the Company and John Hancock and Fidelity. The agreement with John Hancock included January 2024 through the transition to Fidelity in June 2024. The agreement with Fidelity included the time period beginning in June through the end of calendar year 2025. John Hancock and Fidelity received revenues from certain mutual fund companies or other investment providers pursuant to service agreements that they maintain in connection with services provided to the Plan. The revenues were used to offset certain amounts owed to John Hancock and Fidelity for their administrative services to the Plan. If the revenues received by John Hancock and Fidelity exceed the required amounts under the Plan’s service agreement, the excess is remitted to the Plan as a service fee credit, which is used to pay administrative expenses of the Plan. To the extent that the service fee credits exceed the Plan’s administrative expense, the excess will be allocated on an annual basis to participants with account balances as of March 31 of the following year. In addition, the Plan has arrangements with various service providers, and these arrangements qualify as party-in-interest transactions.